Exhibit 99.1

Skyline and Champion Home Builders Announce Closing of Business Combination to

Create Skyline Champion Corporation

ELKHART, Ind. & TROY, Mich. — Skyline Corporation (“Skyline”) and Champion Enterprises Holdings, LLC (“Champion”), the parent company of Champion Home Builders, Inc., today announced the closing of the previously announced combination of their operations. The combined company will now operate as Skyline Champion Corporation and its common stock will trade on the New York Stock Exchange under the ticker symbol “SKY.” Skyline had previously traded on the NYSE American exchange under the same ticker symbol.

“We are very excited to close the transaction and look forward to operating as Skyline Champion Corporation,” said Keith Anderson, Skyline Champion’s Chief Executive Officer. “Skyline Champion is now the largest independent publicly traded factory-built housing company in the United States with combined revenue of more than $1.3 billion. The increased size and scale, coupled with a strong balance sheet and significant cash flow generation capability, has us well positioned to execute our long term growth strategy.”

“There is a tremendous opportunity for Skyline Champion to take advantage of the attractive market dynamics in the industry given our broader geographic footprint across North America and our enhanced product offering. We will remain committed to providing quality products and outstanding customer service as we focus on executing our strategy on our newly enhanced platform.”

“As we integrate the businesses, we continue to expect to achieve synergies of approximately $10 to $15 million, primarily driven by direct cost savings, reduced overhead costs and operational improvement opportunities. Additional synergies are expected through cross-selling and distribution optimization through the combined company’s owned and independent dealer network.”

“The complementary cultures and shared values of our legacy businesses are evident in the deep commitment to providing solutions to customers and delivering a broad range of quality products and value-added services. I am confident that this will translate into future success of Skyline Champion.”

“I would like to thank the employees of both Skyline Corporation and Champion for all the hard work and cooperation during the past few months and look forward to the success of our new unified family of Skyline Champion Corporation.”

In conjunction with the closing of the transaction, Skyline issued approximately 47.8 million shares to Champion, representing 84.5% of the common stock of the combined company on a fully-diluted basis. Skyline also declared a special cash dividend of $0.62381 per share of Skyline’s common stock that was paid on May 31, 2018 to Skyline’s shareholders of record at the close of business on May 25, 2018.

Jefferies LLC served as financial advisor to Skyline and Barnes & Thornburg LLP acted as Skyline’s legal counsel. Ice Miller LLP acted as legal counsel to Skyline’s Special Committee of the Board. RBC Capital Markets, LLC served as financial advisor to Champion and Ropes & Gray LLP acted as Champion’s legal counsel. Taft Stettinius & Hollister LLP acted as Indiana legal counsel to Champion.

About Skyline Champion Corporation:

OUR COMPANY

Skyline Champion Corporation (NYSE: SKY) was formed in June of 2018 as the result of the combination of Skyline Corporation and the operating assets of Champion Enterprises Holdings, LLC. The combined company employs more than 6,800 people and is the largest independent factory-built housing company in North America. With more than 65 years of homebuilding experience and 36 manufacturing facilities throughout the United States and western Canada, Skyline Champion is well positioned with a leading portfolio of manufactured and modular homes, park-models and modular buildings for the multi-family, hospitality, senior and workforce housing sectors.

In addition to its core home building business, Skyline Champion operates a factory-direct retail business, Titan Factory Direct, with 21 retail locations spanning the southern United States, and Star Fleet Trucking, providing transportation services to the manufactured housing and other industries from 10 dispatch locations across the United States.

Skyline Champion builds homes under some of the most well know brand names in the factory-built housing industry including Skyline Homes, Champion Home Builders, Athens Park Models, Dutch Housing, Excel Homes, Homes of Merit, New Era, Redman Homes, Shore Park, Silvercrest, Titan Homes in the U.S. and Moduline and SRI Homes in western Canada.

Learn more about our products and services the following company brand websites:

Manufactured and Modular Homes

www.championhomes.com

www.skylinehomes.com

Park Model RVs

www.athensparkmodelrvs.com

www.skylinervs.com

Modular Buildings

www.championcommercial.com

Retail Sales Centers

www.titanfactorydirect.com

Transportation Services

www.starfleettrucking.com

Forward-Looking Statements

Statements in this press release regarding the potential benefits created by the transaction, including potential synergies, the future strategy of Skyline Champion Corporation, and the future performance of Skyline Champion Corporation are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of words such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Skyline Champion Corporation. Skyline Champion Corporation cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to: Skyline Champion Corporation’s inability to realize the expected benefits from the proposed transaction, general economic conditions; availability of wholesale and retail financing; the health of the U.S. housing market as a whole; federal, state, and local regulations pertaining to the manufactured housing industry; the cyclical nature of the manufactured housing industry; general or seasonal weather conditions affecting sales; potential impact of natural disasters on sales and raw material costs; potential periodic inventory adjustments by independent retailers; interest rate levels; the impact of inflation; the impact of high or rising fuel costs; the cost of labor and raw materials; competitive pressures on pricing and promotional costs; Skyline Champion Corporation’s relationships with its shareholders, customers, and other stakeholders; catastrophic events impacting insurance costs; the availability of insurance coverage for various risks to Skyline Champion Corporation; market demographics; and management’s ability to attract and retain executive officers and key personnel and other risks and uncertainties more fully described in Skyline’s definitive proxy statement for the special meeting of Skyline shareholders to consider matters related to the transactions between Skyline and Champion , as filed with the Securities and Exchange Commission (“SEC”), as well as the other filings that Skyline Champion Corporation makes with the SEC. Investors and stockholders are also urged to read the risk factors set forth in the proxy statement carefully.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning Skyline Champion Corporation set forth in this press release may differ materially from those expressed or implied by these forward-looking statements.

You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. Skyline Champion Corporation assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Contacts

Skyline Champion Corporation

Media:

Laurie Hough

lhouah@championhomes.com

or

Investors:

investorrelations@championhomes.com

Source: Skyline Champion Corporation